                                                                       Exhibit 1

                                    AGREEMENT

         Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of Powerwave Technologies, Inc.

         This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         EXECUTED this 9th day of February, 1999.

SUMMIT VENTURES IV, L.P.                     STAMPS, WOODSUM & CO IV

By: Summit Partners IV, L.P.                 By:      *
                                                 ---------------------
                                                 E. Roe Stamps, IV
By: Stamps, Woodsum & Co. IV                     General Partner

                                             SUMMIT VENTURES III, L.P.

    By:           *
         ---------------------
         E. Roe Stamps, IV                   By: Summit Partners III, L.P.
         General Partner

                                             By: Stamps, Woodsum & Co. III

SUMMIT INVESTORS II, L.P.

                                             By:      *
                                                 ---------------------
                                                 E. Roe Stamps, IV
By: /s/ John A. Genest                           General Partner
    ---------------------
    General Partner

                                             SUMMIT PARTNERS III, L.P.

SUMMIT PARTNERS IV, L.P.

                                             By: Stamps, Woodsum & Co. III

By: Stamps, Woodsum & Co. IV

                                             By:      *
                                                 ---------------------
                                                 E. Roe Stamps, IV
    By: /s/ John A. Genest                       General Partner
        ---------------------
        E. Roe Stamps, IV
        General Partner                      STAMPS, WOODSUM & CO. III

                                             By:      *
                                                 ---------------------
                                                 E. Roe Stamps, IV
                                                 General Partner


                              Page 23 of 34 Pages

         *                                                       *
-------------------                                     ---------------------
Bruce R. Evans                                          E. Roe Stamps, IV

         *                                                       *
-------------------                                     ---------------------
Walter G. Kortschak                                     Stephen G. Woodsum

         *                                                       *
-------------------                                     ---------------------
Thomas S. Roberts                                       Gregory M. Avis

         *                                                       *
-------------------                                     ---------------------
Joseph F. Trustey                                       Martin J. Mannion

                                                        /s/ John A. Genest
                                                        ---------------------
                                                        John A. Genest

                                                        *By: /s/ John A. Genest
                                                             ------------------
                                                             John A. Genest,
                                                             Attorney-in-Fact

* Pursuant to Powers of Attorney on file with the Commission, which Powers of Attorney are incorporated herein by reference. Copies of such Powers of Attorney are attached hereto as Exhibit 2.


                              Page 24 of 34 Pages